As filed with the Securities and Exchange Commission on July 17, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

USCF Funds Trust

(Exact name of registrant as specified in its charter)

Delaware	38-7159729
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1999 Harrison Street, Suite 1530 Oakland, California	94612
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange on which each class is to be registered:
Shares of United States 3x Oil Fund, a series of USCF Funds Trust	NYSE Arca, Inc.

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box. ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) or (e), check the following box. ☐

If this Form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐

Securities Act registration statement or Regulation A offering statement file number to which this form relates: 333-214825

Securities to be registered pursuant to Section 12(g) of the Act:

None

(Title of Class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of the Registrant’s Securities to be Registered

The securities to be registered hereby are shares of United States 3x Oil Fund (“USOU”), a series of the USCF Funds Trust. The description of the shares contained in the Prospectus included in USOU’s Registration Statement on Form S-1 (File No. 333-214825) filed with the Securities and Exchange Commission on July 14, 2017, as amended from time to time (the “Registration Statement”), is hereby incorporated by reference herein. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.	Exhibits

The following exhibits to this registration statement on Form 8-A are incorporated by reference from the documents specified which have been filed with the Securities and Exchange Commission.

Exhibit No.	Description
1	Amended and Restated Declaration of Trust and Trust Agreement, incorporated herein by reference to Exhibit 3.2 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.
2	Certificate of Statutory Trust of the Registrant, incorporated herein by reference to Exhibit 3.1 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.
3	Sixth Amended and Restated Limited Liability Company Agreement of USCF, incorporated herein by reference to Exhibit 3.3 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 17, 2017

USCF Funds Trust

By:	United States Commodity Funds LLC, as Sponsor

By:	/s/ John P. Love
Name:	John P. Love
Title:	Chief Executive Officer of United States Commodity Funds LLC

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INDEX TO EXHIBITS

Exhibit No.	Description
1	Amended and Restated Declaration of Trust and Trust Agreement, incorporated herein by reference to Exhibit 3.2 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.
2	Certificate of Statutory Trust of the Registrant, incorporated herein by reference to Exhibit 3.1 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.
3	Sixth Amended and Restated Limited Liability Company Agreement of USCF, incorporated herein by reference to Exhibit 3.3 to USOU’s Form S-1 Registration Statement (File No. 333-214825) filed on June 27, 2017.

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